                           ARTICLES OF INCORPORATION
                           -------------------------

                                      OF

                             CII ACQUISITION, INC.
                             ---------------------

                                    _______

     The undersigned, being an individual, does hereby act as incorporator in adopting the following Articles of Incorporation for the purpose of organizing a corporation for profit, pursuant to the provisions of the North Carolina Business Corporation Act.

     FIRST:    The corporate name for the corporation (hereinafter called the
     -----
"corporation") is CII ACQUISITION, INC.

     SECOND:   The number of shares which the corporation is authorized to issue
     ------
is one thousand, all of which are of a par value of one cent each and are of the same class and are to be Common shares.

     THIRD:    The street address of the initial registered office of the
     -----
corporation in the State of North Carolina is 327 Hillsborough Street, Raleigh, North Carolina 27603. The county in which the said registered office is located is the County of Wake.

     The name of the initial registered agent of the corporation at the said registered office is The Prentice-Hall Corporation System, Inc.

     FOURTH:   The name and the address of the incorporator are:
     ------

          NAME                      ADDRESS
          ----                      -------

          Athena Amaxas             15 Columbus Circle
                                    New York, NY 10023-7773

     FIFTH:    The purposes for which the corporation is formed are to engage in
     -----
any lawful business.

     SIXTH:    The corporation shall, to the fullest extent permitted by the
     -----
provisions of the North Carolina Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said provisions, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     SEVENTH:  The personal liability of the directors of the corporation is
     -------
hereby eliminated to the fullest extent permitted by the provisions of the North Carolina Business Corporation Act, as the same may be amended and supplemented.

     EIGHTH:   The duration of the corporation shall be perpetual.
     ------

Signed on April 28, 1993.


                                         _____________________________________
                                         Athena Amaxas, Incorporator

                            State of North Carolina

                     Department of the Secretary of State

                     ARTICLES OF MERGER OR SHARE EXCHANGE

Pursuant to (S)55-11-05 of the General Statutes of North Carolina, the undersigned __________ surviving corporation in a merger or the acquiring corporation in a share exchange __________ hereby submits the following Articles of Merger or Share Exchange.

1. The name of the surviving or acquiring corporation is CII ACQUISITION, INC., a corporation organized under the laws of North Carolina; the name of the merged or acquired corporation is COMMUNICATIONS INSTRUMENTS HOLDING CORPORATION, a corporation organized under the laws of Illinois.

2. Attached is a copy of the Plan of Merger or Share Exchange that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger or share exchange.

3. With respect to the surviving/acquiring corporation (check either a or b, whichever is applicable):

     a. [X] Shareholder approval was not required for the merger or share exchange.

     b. [_] Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4. With respect to the merged/acquired corporation (check either a or b, whichever is applicable):

     a. [X] Shareholder approval was not required for the merger or share exchange.

     b. [_] Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5. These articles will be effective upon filing, unless a delayed and/or time is specified:__________________

This is 11th day of May, 1993.


                                           CII ACQUISITION, INC.
                                      -----------------------------------------
                                            Name of Corporation


                                      _________________________________________
                                                 Signature


                                           Michael S. Bruno, Jr., President
                                      -----------------------------------------
                                            Type or Print Name and Title


NOTES:
1. Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.
2.   Certificate(s) of Merger must be filed pursuant to the requirements of NCGS
     (S)47-18.1.

                                PLAN OF MERGER
                                --------------

     PLAN OF MERGER approved on May 11, 1993 by CII Acquisition, Inc., a corporation of the State of North Carolina, and by resolution adopted by its Board of Directors on said date, and approved on May 11, 1993 and by Communications Instruments Holding Corporation, a corporation organized under the laws of the State of Illinois, and by resolution adopted by its Board of Directors on said date. This is a parent/subsidiary merger and the parent company owns 100% of the stock of the subsidiary.

     1. CII Acquisition, Inc. and Communications Instruments Holding Corp. shall, pursuant to the provisions of the North Carolina Business Corporation Act and of laws of the jurisdiction of organization of Communications Instruments Holding Corp., be merged with and into a single corporation to wit, CII Acquisition, Inc., which shall be the surviving corporation at the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation," and which shall continue to exist as said surviving corporation under its present name. The separate existence of Communications Instruments Holding Corp., which is sometimes hereinafter referred to as the "terminating corporation," shall cease at said effective date and time in accordance with the provisions of the North Carolina Business Corporation Act.

     2. The Articles of Incorporation of the surviving corporation as in force and effect at the effective date and time of the merger in the jurisdiction of its organization shall be the Articles of Incorporation of said surviving corporation.

     3. The bylaws of the surviving corporation as in force and effect at the effective date and time of the merger will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of organization of said surviving corporation.

     4. The directors and officers in office of the surviving corporation at the effective date and time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     5. Each issued share of the terminating corporation shall, at the effective date and time of the merger, be cancelled. The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued at the effective date and time of the merger shall continue to represent one issued share of the surviving corporation.

     6. The terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of North Carolina and by the State of Illinois, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                                   COMMUNICATIONS INSTRUMENTS HOLDING
                                         CORPORATION


                                   __________________________________________
                                   By:   Michael S. Bruno, Jr.,
                                         President


                                   CII ACQUISITION, INC.


                                   ___________________________________________
                                   By:   Harrison M. Wilson,
                                         Vice President

                            State of North Carolina

                     Department of the Secretary of State

                     ARTICLES OF MERGER OR SHARE EXCHANGE

Pursuant to (S)55-11-05 of the General Statutes of North Carolina, the undersigned __________ surviving corporation in a merger or the acquiring corporation in a share exchange __________ hereby submits the following Articles of Merger or Share Exchange.

1. The name of the surviving or acquiring corporation is CII ACQUISITION, INC., a corporation organized under the laws of North Carolina; the name of the merged or acquired corporation is COMMUNICATIONS INSTRUMENTS, INC., a corporation organized under the laws of Illinois.

2. Attached is a copy of the Plan of Merger or Share Exchange that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger or share exchange.

3. With respect to the surviving/acquiring corporation (check either a or b, whichever is applicable):

     a. [X] Shareholder approval was not required for the merger or share exchange.

     b. [_] Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4. With respect to the merged/acquired corporation (check either a or b, whichever is applicable):

     a. [X] Shareholder approval was not required for the merger or share exchange.

     b. [_] Shareholder approval was required for the merger or share exchange, and the merger or share exchange was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5. These articles will be effective upon filing, unless a delayed and/or time is specified:________________

This is 11th day of May, 1993.


                                            CII ACQUISITION, INC.
                                       -----------------------------------------
                                             Name of Corporation


                                       _________________________________________
                                                  Signature

                                            Michael S. Bruno, Jr., President
                                       -----------------------------------------
                                             Type or Print Name and Title


NOTES:
1. Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.
2.   Certificate(s) of Merger must be filed pursuant to the requirements of NCGS
     (S)47-18.1.

                                 PLAN OF MERGER
                                 --------------

     PLAN OF MERGER approved on May 11, 1993 by CII Acquisition, Inc., a corporation of the State of North Carolina, and by resolution adopted by its Board of Directors on said date, and approved on May 11, 1993 and by Communications Instruments, Inc., a corporation organized under the laws of the State of Illinois, and by resolution adopted by its Board of Directors on said date. This is a parent/subsidiary merger and the parent company owns 100% of the stock of the subsidiary.

     1. CII Acquisition, Inc. and Communications Instruments Inc. shall, pursuant to the provisions of the North Carolina Business Corporation Act and of laws of the jurisdiction of organization of Communications Instruments, Inc., be merged with and into a single corporation to wit, CII Acquisition, Inc., which shall be the surviving corporation at the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation," and which shall continue to exist as said surviving corporation under its present name. The separate existence of Communications Instruments Inc., which is sometimes hereinafter referred to as the "terminating corporation," shall cease at said effective date and time in accordance with the provisions of the North Carolina Business Corporation Act.

     2. The Articles of Incorporation of the surviving corporation as in force and effect at the effective date and time of the merger in the jurisdiction of its organization shall be the Articles of Incorporation of said surviving corporation.

     3. The bylaws of the surviving corporation as in force and effect at the effective date and time of the merger will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of organization of said surviving corporation.

     4. The directors and officers in office of the surviving corporation at the effective date and time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     5. Each issued share of the terminating corporation shall, at the effective date and time of the merger, be cancelled. The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued at the effective date and time of the merger shall continue to represent one issued share of the surviving corporation.

     6. The terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of North Carolina and by the State of Illinois, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                                   COMMUNICATIONS INSTRUMENTS INC.


                                   ______________________________________
                                   By:   Michael S. Bruno, Jr.,
                                         President


                                   CII ACQUISITION, INC.


                                   ______________________________________
                                   By:   Harrison M. Wilson,
                                         Vice President

                            State of North Carolina

                     Department of the Secretary of State

                             ARTICLES OF AMENDMENT


Pursuant to (S)55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation:

1.   The name of the corporation is:  CII ACQUISITION, INC.

2.   The text of each amendment adopted is as follows:  (State below or attach)

     Article FIRST of the Articles of Incorporation is amended to read in its entirety: "FIRST: the Corporate name for the Corporation (hereinafter called the "Corporation") is COMMUNICATIONS INSTRUMENTS, INC.

3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

     Not applicable.

4.   The date of adoption of each amendment was as follows:

     May 11, 1993

5.   (Check either a, b, c, or d, whichever is applicable)

     a.   [_]    The amendment(s) was(were) duly adopted by the incorporators prior to the issuance of shares.

     b.   [_]    The amendment(s) was(were) duly adopted by the board of
                 directors prior to the issuance of shares.

     c.   [_]    The amendment(s) was(were) duly adopted by the board of
                 directors without shareholder approval as shareholder approval was not required because (set forth a brief explanation of why shareholder action was not required):

                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________

     d.   [X]    The amendment(s) was(were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter
                 55 of the North Carolina General Statutes.

6. These articles will be effective upon filing, unless a delayed time and date is specified:

     Not applicable.

     This is the 11th day of May, 1993.


                                       CII ACQUISITION, INC.
                                  ------------------------------------------
                                        Name of Corporation


                                  __________________________________________
                                             Signature

                                       Michael S. Bruno, Jr., President
                                  ------------------------------------------
                                        Type or Print Name and Title


NOTES:
1. Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.
2.   Certificate(s) of Merger must be filed pursuant to the requirements of NCGS
     (S)47-18.1.

                                      -2-